FORM 8-K



                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                    CURRENT REPORT



          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
          1934




          Date of Report (Date of earliest event reported):  April 13, 1995




                            CAROLINA POWER & LIGHT COMPANY
                (Exact name of registrant as specified in its charter)


               North Carolina           1-3382                  56-0165465
          (State or other jurisdiction  (Commission          (IRS Employer
                of incorporation)       File Number)    Identification No.)




             411 Fayetteville Street, Raleigh, North Carolina 27601-1748 (Address of principal executive offices, including zip code)



          Registrant's telephone number, including area code: (919)546-6111





          Item 7.  Financial Statements and Exhibits.
          -------------------------------------------


               (C)  Exhibits
               -------------


               1         Underwriting Agreement, dated as of April 13,
                         1995.

               4(a) Carolina Power & Light Company (the "Company") resolutions adopted by the Board of Directors of the Company at a meeting held on March 15, 1995, with respect to the Company's issuance of $250,000,000 combined principal amount of one or more series of the Company's First Mortgage Bonds and/or Other Debt Securities.

               4(b) Carolina Power & Light Company (the "Company") resolutions adopted by the Executive Committee of the Board of Directors of the Company at a meeting held on April 13, 1995, establishing the terms of the 8.55% Quarterly Income Capital Securities (Series A Subordinated Deferrable Interest Debentures) (the "Debentures").

               4(c) Indenture, dated as of March 1, 1995, between the Company and Bankers Trust Company, as trustee, with respect to Unsecured Subordinated Debt Securities.

               4(d)      Specimen of the Debentures.

               8         Tax Opinion of Reid & Priest LLP, dated April 13,
                         1995.

               23        Consent of Reid & Priest LLP, dated April 13,
                         1995.




                                      SIGNATURES



                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CAROLINA POWER & LIGHT COMPANY
                                                    (Registrant)


                                             /s/ Charles D. Barham, Jr.

                                        By:  --------------------------
                                             Name:  Charles D. Barham, Jr.
          Date:  April 13, 1995              Title: Executive Vice President







                                 EXHIBIT INDEX



           EXHIBIT                                               PAGE
           -------                                               ----

           1            Underwriting Agreement, dated as of
                        April 13, 1995.

           4(a)         Carolina Power & Light Company (the
                        "Company"), resolutions adopted by the
                        Board of Directors of the Company at a meeting held on March 15, 1995, with respect to the Company's issuance of $250,000,000 combined principal amount of one or more series of the Company's First
                        Mortgage Bonds and/or Other Debt
                        Securities.

           4(b)         Carolina Power & Light Company (the
                        "Company") resolutions adopted by the
                        Executive Committee of the Board of Directors of the Company at a meeting held on April 13, 1995, establishing the terms of the 8.55% Quarterly Income Capital Securities (Series
                        A Subordinated Deferrable Interest Debtentures) (the "Debentures").

           4(c) Indenture, dated as of March 1, 1995, between the Company and Bankers Trust Company, as trustee, with respect to Unsecured Subordinated Debt Securities.

           4(d)         Specimen of the Debentures.

           8            Tax Opinion of Reid & Priest LLP,
                        dated April 13, 1995.

           23           Consent of Reid & Priest LLP, dated
                        April 13, 1995.